SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2004
(Date of Report)
____________________

Sovran Self Storage, Inc.

(Exact name of registrant as specified in its charter)
____________________

Maryland (State or other jurisdiction of Incorporation)	1-13820 (Commission File Number)	16-1194043 (I.R.S. Employer Identification No.)

6467 Main Street
Buffalo, New York 14221
(Address of principal executive offices) (Zip Code)

(716) 633-1850
(Registrant's telephone number, including area code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 20, 2004, Sovran Self Storage, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") a prospectus supplement to the prospectus contained in its registration statement on Form S-3 (file no. 333-118223), previously filed with and declared effective by the SEC (the "Shelf Registration Statement"). The prospectus supplement relates to the public offering by the Company of 3,000,000 shares of its common stock through its Dividend Reinvestment and Stock Purchase Plan.

Item 9.01.   Financial Statements and Exhibits.

                (c)   Exhibits

The Exhibits to this Current Report on Form 8-K, which are set forth on the Exhibit Index following the signature page hereto and are incorporated herein, are incorporated by reference in the Shelf Registration Statement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC. By: /s/ DAVID L. ROGERS David L. Rogers Chief Financial Officer

Date: September 20, 2004

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Phillips Lytle LLP as to the legality of the securities being registered.

8.1	Opinion of Phillips Lytle LLP regarding certain tax matters.

23.2	Consent of Phillips Lytle LLP (included in Exhibits 5.1 and 8.1 hereto).

99.1	Other Expenses of Issuance and Distribution.

EXHIBIT 5.1

Phillips Lytle LLP
[LOGO]

Sovran Self Storage, Inc. Sovran Acquisition Limited Partnership 6467 Main Street Buffalo, New York 14221	September 20, 2004
Re:	Sovran Self Storage, Inc. & Sovran Acquisition Limited Partnership - Registration Statement on Form S-3

Ladies and Gentlemen:

In connection with a registration statement on Form S-3 filed by Sovran Self Storage, Inc., a Maryland corporation (the "Company"), and Sovran Acquisition Limited Partnership, a Delaware limited partnership (the "Operating Partnership" and, collectively with the Company, the "Registrants"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), on August 13, 2004, as amended (the "Registration Statement"), you have requested our opinion with respect to the matters set forth below.

You have provided us with a copy of the Registration Statement (File No. 333-118223), in the form in which it was filed with the Commission, which includes a prospectus (the "Prospectus"). The Prospectus provides that it will be supplemented in the future by one or more supplements to the Prospectus (each, a "Prospectus Supplement"). The Prospectus, as supplemented by various Prospectus Supplements, will provide for the offering by the Registrants of up to $250,000,000 aggregate offering price of the following securities:

*	One or more series of debt securities of the Company or the Operating Partnership (collectively, "Debt Securities");

*	Shares of the Company's common stock, $0.01 par value per share ("Common Stock");

*	Shares of the Company's preferred stock, $0.01 par value per share (the "Preferred Stock");

*	Warrants to purchase Common Stock or Preferred Stock (the "Equity Warrants");

*	Warrants to purchase Debt Securities (the "Debt Warrants"); and

*	Guarantees by one Registrant of Debt Securities of the other Registrant ("Guarantees" and, collectively with Debt Securities and Debt Warrants, "Debt Based Securities").

The Debt Based Securities, Common Stock, Preferred Stock and Equity Warrants are collectively referred to as the "Securities." The Debt Securities may be issued pursuant to one or more indentures between the Company and financial institution(s) to be identified therein as trustee (the "Trustee") in the form to be attached as Exhibit 4.1 to the Registration Statement, as such indentures may be supplemented from time to time (collectively, the "Indenture"). This letter assumes that each Indenture shall have become duly qualified under the Trust Indenture Act of 1939, as amended.

In our capacity as your counsel in connection with the preparation and filing of the Registration Statement, we are familiar with the proceedings taken and proposed to be taken by the Company and the Operating Partnership in connection with the authorization and issuance of the Securities, and, for the purposes of this opinion, have assumed such proceedings will be timely completed in the manner presently proposed. In addition, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and instruments, as we have deemed necessary or appropriate for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company, the general partner of the Operating Partnership, and others. We have not independently verified such factual matters.

We are opining herein as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of New York, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, or as to any matters of municipal law or the laws of any other local agencies within any state.

Based upon and subject to the qualifications, assumptions and limitations set forth in this letter, it is our opinion that, as of the date hereof:

1.

When, as and if (i) an appropriate Indenture has been duly executed and delivered by the Company and the Trustee, (ii) the Debt Securities have been duly established in accordance with such Indenture (including, without limitation, the adoption by the Board of Directors of the Company, or a duly formed committee thereof, of a resolution duly authorizing the issuance and delivery of the Debt Securities), duly authenticated by the Trustee and duly executed and delivered on behalf of the Company against payment therefor in accordance with the terms and provisions of such Indenture and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (iii) the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and are not subject to any "stop order" or other action or condition that would impair their effectiveness, (iv) the terms of the Debt Based Securities as executed and delivered by the Company are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (v) the Debt Based Securities as executed and delivered by the Company do not violate any law applicable to the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and (vi) the Debt Based Securities as executed and delivered by the Company comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, the Debt Based Securities issued by the Company will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

2.

When, as and if (i) an appropriate Indenture has been duly executed and delivered by the Operating Partnership and the Trustee, (ii) the Debt Securities have been duly established in accordance with such Indenture (including, without limitation, the authorization by the General Partner of the Operating Partnership, of the issuance and delivery of the Debt Securities to be issued by the Operating Partnership), duly authenticated by the Trustee and duly executed and delivered on behalf of the Operating Partnership against payment therefor in accordance with the terms and provisions of such Indenture and as contemplated by the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (iii) the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and are not subject to any "stop order" or other action or condition that would impair their effectiveness, (iv) the terms of the Debt Based Securities as executed and delivered by the Operating Partnership are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (v) the Debt Based Securities as executed and delivered by the Operating Partnership do not violate any law applicable to the Operating Partnership or result in a default under or breach of any agreement or instrument binding upon the Operating Partnership, and (vi) the Debt Based Securities as executed and delivered by the Operating Partnership comply with all requirements and restrictions, if any, applicable to the Operating Partnership, whether imposed by any court or governmental or regulatory body having jurisdiction over the Operating Partnership, the Debt Based Securities issued by the Operating Partnership will constitute legally valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms.

3.

The Company has authority pursuant to its Amended and Restated Articles of Incorporation (the "Articles") to issue up to an aggregate of 100,000,000 shares of Common Stock. Upon adoption by the Board of Directors of the Company of a resolution in form and content as required by applicable law authorizing the issuance of shares of Common Stock (with such shares, together with all shares previously issued or reserved for issuance and not duly and lawfully retired, not exceeding an aggregate of 100,000,000 shares) and upon issuance and delivery of and payment of legal consideration in excess of the par value thereof for such shares in the manner contemplated by the Registration Statement, the Prospectus, the related Prospectus Supplement(s) and by such resolution, such shares of Common Stock will be validly issued, fully paid and nonassessable.

4.

The Company has the authority pursuant to the Articles to issue up to an aggregate of 10,000,000 shares of Preferred Stock. When a series of Preferred Stock has been duly established in accordance with the terms of the Articles and applicable law, and upon adoption by the Board of Directors of the Company of a resolution in form and content as required by applicable law authorizing the issuance of shares of Preferred Stock (with such shares, together with all shares previously issued or reserved for issuance and not duly and lawfully retired, not exceeding an aggregate of 10,000,000 shares) and upon issuance and delivery of and payment of legal consideration in excess of the par value thereof for shares of such series in the manner contemplated by the Registration Statement, the Prospectus, the related Prospectus Supplement(s) and by such resolution, shares of such series of Preferred Stock will be validly issued, fully paid and nonassessable.

5.

When, as and if (i) the Registration Statement and any required post-effective amendments thereto and any and all Prospectus Supplement(s) required by applicable laws have all become effective under the Securities Act, and are not subject to any "stop order" or other action or condition that would impair their effectiveness, (ii) the terms of the Equity Warrants as executed and delivered by the Company are as described in the Registration Statement, the Prospectus and the related Prospectus Supplement(s), (iii) the Equity Warrants as executed and delivered by the Company do not violate any law applicable to the Company or result in a default under or breach of any agreement or instrument binding upon the Company, and (iv) the Equity Warrants as executed and delivered by the Company comply with all requirements and restrictions, if any, applicable to the Company, whether imposed by any court or governmental or regulatory body having jurisdiction over the Company, the Equity Warrants issued by the Company will be validly issued and will constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

The opinions rendered in this letter are subject to the following exceptions, limitations and qualifications:

*

The effect of bankruptcy, insolvency, reorganization, preference, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors;

*

The effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which any proceeding therefor may be brought;

*

The unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; and

*	The unenforceability of any provision requiring the payment of attorneys' fees, where such payment is contrary to law or public policy.

We express no opinion

*	Concerning the enforceability of any waiver of rights or defenses that may be contained in the Indenture, or

*	Concerning the enforceability of the Debt Securities with respect to compliance with laws relating to permissible rates of interest.

To the extent that the obligations of the Company or the Operating Partnership under Debt Securities may be dependent upon such matters, we assume for purposes of this opinion that

*	The Trustee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization,

*	The Trustee is duly qualified to engage in the activities contemplated by the Indenture,

*

The Indenture has been duly authorized, executed and delivered by the Trustee and constitutes the legally valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms,

*	The Trustee is in compliance, generally and with respect to acting as a trustee under the Indenture, with all applicable laws and regulations, and

*	The Trustee has the requisite organizational and legal power and authority to execute and deliver and to perform its obligations under the Indenture.

We assume for purposes of this opinion that the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland and has the corporate power and authority to issue and sell the Securities. We assume for purposes of this opinion that the Operating Partnership has been duly organized and is validly existing as a limited partnership under the laws of the State of Delaware and has the limited partnership power and authority to issue and sell the Debt Based Securities.

We consent to your filing this opinion as an exhibit to the Registration Statement and to the reference to our firm under the caption "Validity of the Securities" in the Prospectus included therein.

Very truly yours,

Phillips Lytle LLP

/S/ PHILLIPS LYTLE LLP

EXHIBIT 8.1

Phillips Lytle LLP
[LOGO]

Sovran Self Storage, Inc. 6467 Main Street Buffalo, New York 14221	September 20, 2004
Re:	Certain Federal Income Tax Matters

Ladies and Gentlemen:

This opinion is delivered to you in our capacity as counsel to Sovran Self Storage, Inc., a Maryland corporation (the "Company"), in connection with the Company's registration statement on Form S-3, file no. 333-118223 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to, among other securities, an indeterminate amount of Preferred Stock and Common Stock (as such terms are defined in the Registration Statement) authorized for issuance under the Company's Amended and Restated Articles of Incorporation and with an aggregate public offering price of up to $250,000,000. This opinion relates to the Company's qualification for federal income tax purposes as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

In rendering the following opinion, we have examined the Amended and Restated Articles of Incorporation and Bylaws of the Company, and such other records, certificates and documents as we have deemed necessary or appropriate for purposes of rendering the opinions set forth herein.

We have reviewed the Registration Statement and the descriptions set forth therein of the Company and its investments and activities. We have relied upon the representations of the Company and its affiliates and certain officers thereof (including, without limitation, representations contained in a representation letter dated as of this date) regarding the manner in which the Company has been and will continue to be owned and operated. We have neither independently investigated nor verified such representations, and we assume that such representations are true, correct and complete and that all representations made "to the best of the knowledge and belief" of any person(s) or party(ies) are and will be true, correct and complete as if made without such qualification. We assume that the Company has been and will be operated in accordance with applicable laws and the terms and conditions of applicable documents, and that the descriptions of the Company and its investments, and the proposed investments, activities, operations and governance of the Company set forth in the Registration Statement continue to be true. In addition, we have relied on certain additional facts and assumptions described below.

In rendering the opinions set forth herein, we have assumed (i) the genuineness of all signatures on documents we have examined, (ii) the authenticity of all documents submitted to us as originals, (iii) the conformity of final documents to all documents submitted to us as drafts, (v) the authority and capacity of the individual or individuals who executed any such documents on behalf of any person, (vi) the accuracy and completeness of all records made available to us, an (vii) the factual accuracy of all representations, warranties and other statements made by all parties. We have also assumed, without investigation, that all documents, certificates, warranties and covenants on which we have relied in rendering the opinion set forth below and that were given or dated earlier than the date of this letter continue to remain accurate, insofar as relevant to the opinion set forth herein, from such earlier date through and including the date of this letter.

The discussion and conclusions set forth below are based upon the Code, the Income Tax Regulations and Procedure and Administration Regulations promulgated thereunder and existing administrative and judicial interpretations thereof, all of which are subject to change. No assurance can therefore be given that the federal income tax consequences described below will not be altered in the future.

Based upon and subject to the foregoing, and provided that the Company continues to meet the applicable asset composition, source of income, shareholder diversification, distribution, recordkeeping and other requirements of the Code necessary for a corporation to qualify as a REIT, we are of the opinion that:

1.

Commencing with the Company's first taxable year ended December 31, 1995, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust" under the Code, and its method of operation, as described in the representations referred to above, will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code.

2.

The Statements in the Registration Statement set forth under the caption "Federal Income Tax Considerations" to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are accurate in all material respects.

We express no opinion with respect to the transactions described in the Registration Statement other than those expressly set forth herein. You should recognize that our opinion is not binding on the IRS and that IRS may disagree with the opinion contained herein. Although we believe that our opinion will be sustained if challenged, there can be no assurance that this will be the case. Except as specifically discussed above, the opinion expressed herein is based upon the law as it currently exists. Consequently, future changes in the law may cause the federal income tax treatment of the transactions described herein to be materially and adversely different from that described above.

We consent to being named as Counsel to the Company in the Registration Statement, to the references in the Registration Statement to our firm and to the inclusion of a copy of this opinion letter as an exhibit to the Registration Statement.

Very truly yours,

Phillips Lytle LLP

/S/ PHILLIPS LYTLE LLP

EXHIBIT 99.1

Item 14.   Other Expenses of Issuance and Distribution

               The expenses incurred by us in connection with the registration of the securities being offered are as follows:

SEC Registration Fee	$31,675
Legal fees and expenses	40,000*
Printing/reproduction expenses	0*
Accounting fees and expenses	15,000*
Miscellaneous	2,000*
Total	$88,675

*     Estimated.